Site Closure and Reclamation Provision	12 Months Ended
Aug. 31, 2019
Statements [Line Items]
Site Closure and Reclamation Provision [Text Block]

13. Site Closure and Reclamation Provision

As at August 31, 2018 and 2019, the estimated closure costs to reclaim the Company's Nechalacho exploration camp site at Thor Lake, the Separation Rapids and the Warren Township exploration sites are $250,000, $40,000 and $13,600 respectively. The closure costs for the Nechalacho exploration camp site are expected to be incurred approximately 20 years after the commencement of commercial production. The expected undiscounted future cash flow is estimated to be $539,000 for the Nechalacho exploration camp site, assuming an annual inflation rate of 3%.